UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant    [_]

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[X] Preliminary Proxy Statement                [_] Confidential, For Use of the
[_] Definitive Proxy Statement                     Commission Only (as permitted
[_] Definitive Additional Materials                by Rule 14a-6(e)(2))
[_] Soliciting Material Under Rule 14a-12

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
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


[ADVANTAGE ADVISERS LOGO]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                           200 PARK AVENUE, 24TH FLOOR
                            NEW YORK, NEW YORK 10166

Dear Shareholder:

         You are cordially invited to attend a special meeting (the "Meeting") of shareholders of Advantage Advisers Multi-Sector Fund I, a Delaware statutory trust (the "Trust"), to be held on December 2, 2008 at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

         Effective October 7, 2008, Kilkenny Capital Management ("Kilkenny"), the sub-investment adviser previously responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector, resigned its position as sub-investment adviser to the Trust. Kilkenny's resignation was not the result of Trust-specific factors, but rather related to Kilkenny's decision to discontinue its investment funds business generally. Kilkenny's resignation was conducted in an orderly manner, and the Trust had not experienced any sudden shift in investment performance, nor was there any issue of misconduct or impropriety giving rise to Kilkenny's resignation.

         The Trust's Board of Trustees (the "Board") has unanimously approved the retention of Eden Capital Management Partners, L.P. ("ECM") to replace Kilkenny as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector. To facilitate an uninterrupted investment program, the Board, including a majority of the Trust's independent Trustees, approved an interim sub-investment advisory agreement (the "Interim Agreement") among the Trust, ECM and Advantage Advisers L.L.C., the Trust's investment adviser (the "Investment Adviser"), with substantially identical terms as the previous sub-investment advisory agreement with Kilkenny. In approving the Interim Agreement, the Board, among other things, considered ECM's experience in investing in the healthcare/biotechnology sector. The Interim Agreement became effective on October 7, 2008, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission that it does not intend to object to such an extension). In addition, ECM was admitted as a non-managing member of the Investment Adviser and employees of ECM began to manage the Trust's separate investment account investing in the healthcare/biotechnology sector subject to the oversight and supervision of the Investment Adviser and the direction and control of the Board. The Board, including a majority of the Trust's independent Trustees, also has approved a new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser that would become effective upon its approval by the Trust's shareholders. The new sub-investment advisory agreement would have an initial term of two years and thereafter would be subject to annual approval by the Board. The new sub-investment advisory agreement is substantially identical to the Interim Agreement and the Trust's previous sub-investment advisory agreement with Kilkenny.

         The Investment Company Act of 1940, as amended, requires that investment advisory agreements, including the new sub-investment advisory agreement with ECM, be approved by a majority vote of the Trust's outstanding voting securities. Therefore, at the Meeting, shareholders of the Trust will be asked to vote: (1) to approve a new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser, as described above, and (2) to transact such other business as may properly come before the Meeting and any adjournments thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS NEEDED. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

         We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.


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


                                           Sincerely yours,



                                           Bryan E. McKigney
                                           Chief Executive Officer and President

SHAREHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LISTED ON YOUR PROXY CARD OR OVER THE INTERNET THROUGH THE WEBSITE LISTED ON YOUR PROXY CARD. PLEASE CALL THE FIRM ASSISTING THE TRUST IN SOLICITING PROXIES, D.F. KING & CO., INC., AT 1-800-628-8510 IF YOU HAVE ANY QUESTIONS REGARDING THE VOTING OF YOUR SHARES.


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                              QUESTIONS AND ANSWERS

Q:   WHAT AM I BEING ASKED TO VOTE ON?

A: Effective October 7, 2008, Kilkenny Capital Management ("Kilkenny"), the sub-investment adviser previously responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector, resigned its position as sub-investment adviser to the Trust. Kilkenny's resignation was not the result of Trust-specific factors, but rather related to Kilkenny's decision to discontinue its investment funds business generally. Kilkenny's resignation was conducted in an orderly manner, and the Trust had not experienced any sudden shift in investment performance, nor was there any issue of misconduct or impropriety giving rise to Kilkenny's resignation.

     The Trust's Board of Trustees (the "Board") has unanimously approved the retention of Eden Capital Management Partners, L.P. ("ECM") to replace Kilkenny as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector. To facilitate an uninterrupted investment program, the Board, including a majority of the Trust's independent Trustees, approved an interim sub-investment advisory agreement (the "Interim Agreement") among the Trust, ECM and Advantage Advisers L.L.C., the Trust's investment adviser (the "Investment Adviser"), with substantially identical terms as the previous sub-investment advisory agreement with Kilkenny. In approving the Interim Agreement, the Board, among other things, considered ECM's experience in investing in the healthcare/biotechnology sector. The Interim Agreement became effective on October 7, 2008, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission that it does not intend to object to such an extension). In addition, ECM was admitted as a non-managing member of the Investment Adviser and employees of ECM began to manage the Trust's separate investment account investing in the healthcare/biotechnology sector subject to the oversight and supervision of the Investment Adviser and the direction and control of the Board. The Board, including a majority of the Trust's independent Trustees, also has approved a new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser that would become effective upon its approval by the Trust's shareholders. The new sub-investment advisory agreement would have an initial term of two years and thereafter would be subject to annual approval by the Board. The new sub-investment advisory agreement is substantially identical to the Interim Agreement and the Trust's previous sub-investment advisory agreement with Kilkenny.

Q:   WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A: Under the Investment Company Act of 1940, as amended, shareholders are required to approve investment advisory agreements, including sub-investment advisory agreements such as the one the Board is submitting for your consideration. The Board, including the Trust's independent Trustees, has unanimously approved, and determined to submit to the Trust's shareholders for approval, a new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser. The new sub-investment advisory agreement is substantially identical to the Interim Agreement and the Trust's previous sub-investment advisory agreement with Kilkenny and the Trust's other sub-investment advisory agreements with the sub-investment advisers responsible for the Trust's separate investment accounts that invest in the banking/financial services sector and the technology sector.


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Q:   HOW WILL THE NEW SUB-INVESTMENT ADVISORY AGREEMENT WITH ECM AFFECT ME AS A
     SHAREHOLDER OF THE TRUST?

A: The management fee paid by Trust shareholders will not change as a result of the new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser. Additionally, the fees charged by ECM to the Investment Adviser for the provision of sub-investment advisory services are the same as the fees charged by Kilkenny to the Investment Adviser under the previous sub-investment advisory agreement and the fees charged by ECM to the Investment Adviser under the Interim Agreement.

     The Trust will continue to pay the Investment Adviser a management fee computed at an annual rate of 1.25% of the Trust's average daily net assets, and the Investment Adviser will pay ECM a fee equal to 0.25% of the average daily net assets of the Trust's separate investment account investing in the healthcare/biotechnology sector, which is identical to the fee the Investment Adviser previously paid Kilkenny and currently pays to ECM under the Interim Agreement. As of September 30, 2008, the estimated capital of the Trust's separate investment account investing in the healthcare/biotechnology sector was $15,309,310.50. Additionally, the Trust will continue to pay an incentive fee, if earned, to the Investment Adviser based on the independent investment performance of each separate investment account of the Trust over a given fiscal period. ECM, as a non-managing member of the Investment Adviser, is entitled to share in the Investment Adviser's profits.

Q:   WHO IS ECM?

A: ECM, organized as a Texas limited partnership in 1996, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and has provided investment advisory services to private investment funds since 1996 and to registered investment companies since 2004. ECM's offices are located in Houston, Texas. Mr. Adam J. Newar is the managing partner of ECM, as well as its founder. He will be primarily responsible for the day-to-day management of the provision of advisory services rendered by ECM personnel to the Trust, and he will be directly assisted by other investment professionals employed by ECM or its affiliates. As of September 30, 2008, ECM managed assets of approximately $140 million. Employees of ECM currently serve as portfolio managers for Advantage Advisers Augusta Fund LLC ("Augusta"), a registered investment company that is in the same fund complex as the Trust and for which an affiliate of the Investment Adviser serves as investment adviser. Mr. Newar is the portfolio manager primarily responsible for Augusta and he will also serve as the portfolio manager primarily responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: The Board of Trustees recommends that shareholders vote "FOR" the approval of the new sub-investment advisory agreement with ECM.

Q: WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH ECM?


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A:   In the event the proposed new sub-investment advisory agreement with ECM is not approved by the Trust's shareholders, the Board will promptly consider other alternatives available to the Trust. These alternatives might include seeking another sub-investment adviser to invest the Trust's assets in the healthcare/biotechnology sector, changing the sectors in which the Trust invests, or potentially terminating the Trust and returning its assets to shareholders.

Q:   HOW DO I VOTE/WHO SHOULD I CALL IF I HAVE QUESTIONS?

A:   You may vote by using one of the following options:

     o BY MAIL: Mark, sign and date the enclosed Proxy Card and return in the enclosed postage-paid envelope;

     o BY PHONE: Call the toll-free number listed on the front of the enclosed Proxy Card to vote by phone. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper Proxy Card; or

     o BY INTERNET: Log on to the website listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

     Each shareholder who has given a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. In addition, a shareholder can notify the Trust of revocation by calling 1-800-628-8510. Proxies given by telephone or over the internet may be revoked at any time before they are voted in the same manner as proxies given by mail. Please note: being present at the Meeting alone does not revoke a previously executed and returned proxy.

Please call the firm assisting the Trust in soliciting proxies, D.F. King & Co., Inc., at 1-800-628-8510 if you have any questions regarding the voting of your shares.


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


[ADVANTAGE ADVISERS LOGO]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                                                October 20, 2008

To the Shareholders of Advantage Advisers Multi-Sector Fund I:

         A Special Meeting of Shareholders (the "Meeting") of Advantage Advisers Multi-Sector Fund I (the "Trust") will be held on December 2, 2008 at 10:00 a.m., New York time, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

         The Meeting will be held for the following purposes:

         1. To approve a new sub-investment advisory agreement among the Trust, Eden Capital Management Partners, L.P. and Advantage Advisers, L.L.C.

         2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on October 7, 2008 have the right to vote at the Meeting.

         Whether or not you plan to attend the Meeting, we urge you to complete, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic means or over the internet so that the Meeting may be held and a maximum number of shares may be voted.

         The Trust will furnish, without charge, copies of the Trust's most recent annual report and semi-annual report to shareholders upon request. Please call 1-800-441-9800 to request copies of these reports.

         If you have any questions, please call your account representative or D.F. King & Co., Inc., the firm assisting the Trust in soliciting proxies, at 1-800-628-8510.

                                  By Order of the Board of Trustees of Advantage Advisers Multi-Sector Fund I


                                  Bryan E. McKigney
                                  President and Chief Executive Officer

                       WE NEED YOUR PROXY VOTE IMMEDIATELY

         YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING MUST BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT THE MEETING. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM AND WOULD INCUR ADDITIONAL SHAREHOLDER SOLICITATION EXPENSES IN DOING SO. YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE YOUR PROXY IMMEDIATELY.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                           200 PARK AVENUE, 24TH FLOOR
                            NEW YORK, NEW YORK 10166

              PRELIMINARY PROXY MATERIALS -- SUBJECT TO COMPLETION

                                 PROXY STATEMENT

         This Proxy Statement and enclosed form of proxy are being furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Advantage Advisers Multi-Sector Fund I (the "Trust") for use at a Special Meeting of Shareholders to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on December 2, 2008 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about October 20, 2008.

         It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Trust. Advantage Advisers, L.L.C., the Trust's investment adviser (the "Investment Adviser"), the Trust's officers, and the Trust's administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, or personal interview. The Trust has retained D.F. King & Co., Inc. to solicit proxies from shareholders. In connection with its services for soliciting proxies, D.F. King & Co., Inc. is being paid a fee of $1,000 plus costs by the Trust, and is being reimbursed by the Trust for certain out-of-pocket expenses related to its services. If the Trust records proxy votes by telephone or over the internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. In addition, a shareholder can notify the Trust of revocation by calling 1-800-628-8510. Proxies given by telephone or over the internet may also be revoked at any time before they are voted in the same manner as proxies given by mail. Please note: being present at the Meeting alone does not revoke a previously executed and returned proxy.

         The following summarizes the proposals to be voted on at the Meeting.

PROPOSALS

1. To approve a new sub-investment advisory agreement among the Trust, Eden Capital Management Partners, L.P. and Advantage Advisers, L.L.C.

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

         A Proxy Card is enclosed with respect to the shares you own in the Trust. If the Proxy Card is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Shareholders of record at the close of business on October 7, 2008 (the "Record Date") have the right to vote at the Meeting. Each share is entitled to one vote.

         If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

         SHAREHOLDERS ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

        THE TRUST'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

DATED: OCTOBER 20, 2008

             PROPOSAL 1: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

         Effective October 7, 2008, Kilkenny Capital Management ("Kilkenny"), the sub-investment adviser previously responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector, resigned its position as sub-investment adviser to the Trust. Kilkenny's resignation was not the result of Trust-specific factors, but rather related to Kilkenny's decision to discontinue its investment funds business generally. Kilkenny's resignation was conducted in an orderly manner, and the Trust had not experienced any sudden shift in investment performance, nor was there any issue of misconduct or impropriety giving rise to Kilkenny's resignation. In anticipation of Kilkenny's resignation, Oppenheimer Asset Management Inc. ("OAM"), whose wholly-owned subsidiary, Advantage Advisers, Inc., is the managing member of the Investment Adviser, conducted a search for a replacement for Kilkenny, and identified Eden Capital Management Partners, L.P. ("ECM") as a suitable and qualified advisory organization to act as sub-investment adviser to the Trust's separate investment account investing in the healthcare/biotechnology sector.

         To facilitate an uninterrupted investment program, the Board, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees"), approved an interim sub-investment advisory agreement among the Trust, ECM and the Investment Adviser (the "Interim Agreement") with substantially identical terms as the previous sub-investment advisory agreement with Kilkenny. In approving the Interim Agreement, the Board, among other things, considered ECM's experience in investing in the healthcare/biotechnology sector. The Interim Agreement became effective on October 7, 2008, and will continue in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission (the "SEC") that it does not intend to object to such an extension). In addition, ECM was admitted as a non-managing member of the Investment Adviser and employees of ECM began to manage the Trust's separate investment account investing in the healthcare/biotechnology sector subject to the oversight and supervision of the Investment Adviser and the direction and control of the Board. The Board, including a majority of the Independent Trustees, also has approved a new sub-investment advisory agreement among the Trust, ECM and the Investment Adviser (the "New Sub-Advisory Agreement") that would become effective upon its approval by the Trust's shareholders. The New Sub-Advisory Agreement would have an initial term of two years and thereafter would be subject to annual approval by the Board. The New Sub-Advisory Agreement is substantially identical to the Interim Agreement and the Trust's previous sub-investment advisory agreement with Kilkenny.

1940 ACT REQUIREMENTS

         Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (or sub-investment adviser) to a registered investment company, such as the Trust, except pursuant to a written contract that has been approved by shareholders. However, Rule 15a-4 under the 1940 Act provides that if a previous investment advisory agreement has been terminated pursuant to its terms, the investment company's board may approve an interim investment advisory agreement allowing an investment adviser to manage the investment company's portfolio until a majority of the investment company's shareholders approve a new investment advisory agreement. Under Rule 15a-4, the interim investment advisory agreement may have a term of not more than 150 days (unless a longer period is approved by the SEC). Approval of the New Sub-Advisory Agreement by the Trust's shareholders is required to permit ECM to continue to provide investment advice to the Trust's separate investment account investing in the healthcare/biotechnology sector following the expiration of the 150-day period provided for under the Interim Agreement. Accordingly, the Trust's shareholders are being asked to vote on Proposal 1, the approval of the New Sub-Advisory Agreement.

         If Proposal 1 is approved by the Trust's shareholders, the New Sub-Advisory Agreement would become effective on December 2, 2008 and remain in effect for an initial term of two years, which will end on December 2, 2010. The New Sub-Advisory Agreement would continue in effect thereafter for


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


successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Trust's Board of Trustees or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Trust, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

         At a meeting held on October 7, 2008, the Board, including a majority of the Independent Trustees, approved the Interim Agreement and the New Sub-Advisory Agreement and directed that the New Sub-Advisory Agreement be submitted to the Trust's shareholders for approval at the Meeting. A copy of the proposed New Sub-Advisory Agreement is contained in Appendix A to this Proxy Statement. In the event the proposed New Sub-Advisory Agreement is not approved by the Trust's shareholders, the Board will promptly consider other alternatives available to the Trust. These alternatives might include seeking another sub-investment adviser to invest the Trust's assets in the healthcare/biotechnology sector, changing the sectors in which the Trust invests, or potentially terminating the Trust and returning its assets to shareholders.

THE INVESTMENT ADVISER

         GENERAL INFORMATION. The Investment Adviser will continue to serve as the investment adviser to the Trust and manage the investment program of the Trust, subject to the ultimate supervision of and subject to any policies established by the Board. The offices of the Investment Adviser are located at 200 Park Avenue, 24th Floor, New York, New York 10166. Advantage Advisers, Inc., a wholly-owned subsidiary of OAM, is the managing member of (and therefore may be deemed to control) the Investment Adviser and oversees the Investment Adviser's provision of investment advice to the Trust. Additionally, the resignation of Kilkenny as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector will not affect the Trust's separate investment accounts investing in the banking/financial services sector and the technology sector.

         Oppenheimer & Co. Inc. is a full-service, self-clearing securities brokerage firm headquartered in New York, and a broker-dealer and an investment adviser registered with the SEC. Oppenheimer & Co. Inc.'s address is 125 Broad Street, New York, New York 10004, and it acts as the Trust's principal distributor and may provide brokerage and other services from time to time to one or more accounts or entities managed by affiliates of the Trust.

         Oppenheimer Holdings Inc. ("OPY") is the ultimate parent of both OAM and Oppenheimer & Co. Inc. OAM is a wholly-owned subsidiary of E.A. Viner International Co. ("E.A. Viner"), which in turn is wholly-owned by OPY. OPY is a publicly traded company listed on the New York Stock Exchange. Oppenheimer & Co. Inc. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner. In excess of 50% of the Class B (voting) shares of OPY are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of OPY are owned by Elka Estates Limited, an Ontario corporation controlled by Olga Roberts.

         FEE INFORMATION. The Trust pays a management fee to the Investment Adviser computed at an annual rate of 1.25% of the Trust's average daily net assets. The Trust also may pay incentive fees to the Investment Adviser. Incentive fees are payable to the Investment Adviser from the Trust (out of assets allocated to each separate investment account of the Trust) based on the independent investment performance of each separate investment account of the Trust over a given fiscal period. The Investment Adviser is paid an incentive fee equal to 20% of each separate investment account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the applicable separate investment account for the fiscal period, subject to reduction for prior period realized and unrealized losses of the applicable separate investment account that have not previously been offset against its net profits. The Trust calculates and accrues incentive fees daily based on each separate investment account's independent investment performance.


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


         Incentive fees payable, or portion thereof, are determined as of, and are promptly paid after, the last day of a fiscal period. A fiscal period is normally the Trust's fiscal year, except that, whenever the assets of one of the Trust's separate investment accounts are reduced as a result of net share repurchases since the date of the end of the prior fiscal period, the period of time from the last fiscal period end through that date constitutes a fiscal period. In such event, only that portion of the accrued incentive fee that is attributable to the net profits of the portion of the separate investment account's assets withdrawn by the Trust to fund repurchase requests is paid to the Investment Adviser for such fiscal period. The Investment Adviser is under no obligation to repay any incentive fee or portion thereof previously paid by the Trust. Thus, the payment of an incentive fee with respect to one of the Trust's separate investment accounts for a fiscal period will not be reversed by the subsequent decline in assets of that separate investment account in any subsequent fiscal period.

         For purposes of calculating incentive fees, if any, accrued with respect the Trust's separate investment account investing in the healthcare/biotechnology sector on the date of Kilkenny's resignation as sub-investment adviser to that separate investment account, the Trust will treat Kilkenny's date of resignation as if such date were a fiscal period ending on the Trust's fiscal year end.

         For the fiscal year ended September 30, 2007, the Trust paid management fees of $819,686 and incentive fees of $3,457,584 to the Investment Adviser. For the six months ended March 31, 2008, the Trust paid management fees of $388,152 to the Investment Adviser and the Investment Adviser was also entitled to an incentive fee of $68,960, of which $15,514 was payable at March 31, 2008. As a non-managing member of the Investment Adviser during these periods, Kilkenny was entitled to share in the Investment Adviser's profits.

INFORMATION CONCERNING ECM

         ECM, organized as a Texas limited partnership in 1996, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has provided investment advisory services to private investment funds since 1996 and registered investment companies since 2004. ECM's offices are located at 2727 Allen Parkway, Suite 1880, Houston, Texas 77019.

         Mr. Adam J. Newar is the managing partner of ECM, as well as its founder, and can be contacted by writing to ECM at the above address. He will be primarily responsible for the day-to-day management of the provision of advisory services rendered by ECM personnel to the Trust's separate investment account investing in the healthcare/biotechnology sector, and he will be directly assisted by other investment professionals employed by ECM or its affiliates. As of September 30, 2008, ECM managed assets of approximately $140 million.

         ECM also is a non-managing member of Advantage Advisers Management, L.L.C., an affiliate of the Investment Adviser, and the investment adviser to Advantage Advisers Augusta Fund LLC ("Augusta"), a registered investment company in the same fund complex as the Trust. In its capacity as non-managing member of Advantage Advisers Management, L.L.C., ECM provides employees who currently serve as portfolio managers for Augusta. Mr. Newar is the portfolio manager primarily responsible for Augusta and he will also serve as the portfolio manager primarily responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

         At the Meeting, shareholders will be asked to vote on the approval of the New Sub-Advisory Agreement, pursuant to which ECM will serve as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector. The principal terms of the New Sub-Advisory Agreement are summarized below and a copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A. The description of the New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

         The sub-investment advisory agreement among the Trust, Kilkenny and the Investment Adviser, dated April 25, 2003, and pursuant to which Kilkenny previously provided day-to-day management services for the Trust's separate investment account investing in the healthcare/biotechnology sector (the "Previous Sub-Advisory Agreement") was initially approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on January 24, 2003, and approved on April 25, 2003 by a majority of the outstanding voting securities of the Trust. Under the Previous Sub-Advisory Agreement, subject to the oversight and supervision by the Investment Adviser and the direction and control of the Board, Kilkenny supervised and managed the investment and reinvestment of the assets of the Trust's separate investment account that invests in the healthcare/biotechnology sector. The Board approved the annual continuance of the Previous Sub-Advisory Agreement at a meeting held in person on March 7, 2008. A discussion regarding the basis for the Board's approval of the annual continuance of the Previous Sub-Advisory Agreement can be found in the Trust's semi-annual report to shareholders for the period ending March 31, 2008.

         THE TERMS AND CONDITIONS OF THE NEW SUB-ADVISORY AGREEMENT ARE SUBSTANTIALLY IDENTICAL TO THOSE OF THE INTERIM AGREEMENT AND THE PREVIOUS SUB-ADVISORY AGREEMENT, EXCEPT FOR THE TIME PERIODS COVERED BY EACH AGREEMENT AND THE PARTIES THERETO. THE ADVISORY FEES PROVIDED FOR IN THE PREVIOUS SUB-ADVISORY AGREEMENT AND THE INTERIM AGREEMENT WILL REMAIN THE SAME AND DO NOT CHANGE IN THE NEW SUB-ADVISORY AGREEMENT.

         The Interim Agreement, the Previous Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements") provide that, subject to the direction and control of the Board of Trustees, and the oversight and supervision of the Investment Adviser, Kilkenny or ECM, as applicable (the "Sub-Adviser"), will, among other things, (1) act as sub-investment adviser for, and supervise and manage the investment and reinvestment of the assets of the Trust's separate investment account investing in the healthcare/biotechnology sector and have complete discretion in purchasing and selling securities and other assets for such separate investment account, (2) supervise continuously the investment program of the Trust's separate investment account investing in the healthcare/biotechnology sector and the composition of its investment portfolio; (3) arrange for the purchase and sale of securities and other assets held in the Trust's separate investment account investing in the healthcare/biotechnology sector; and (4) provide, or arrange to have provided, investment research to the Trust.

         The Sub-Advisory Agreements provide that the Sub-Adviser will bear all costs and expenses of its employment and any overhead incurred in connection with the performance of its duties thereunder.

         The Sub-Advisory Agreements provide that the Sub-Adviser may place orders for portfolio securities either directly with the issuer of the securities or with any broker or dealer selected by the Sub-Adviser. In placing orders with brokers and/or dealers under the Sub-Advisory Agreements, the Sub-Adviser is obligated, subject to the considerations set forth below, to use its best efforts to obtain the best price and execution of orders after taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers (including affiliates of the Trust) that provide brokerage and research services (within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, as amended) to or for the benefit of the Trust and/or other accounts over which the Sub-Adviser exercises investment discretion. Under the Sub-Advisory Agreements, the Sub-Adviser is authorized to pay or cause the Trust to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or its overall responsibility to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term.

         The Sub-Advisory Agreements provide that the Sub-Adviser will act in accordance with the 1940 Act and the Advisers Act, applicable rules and regulations, applicable provisions of law, the Agreement and Declaration of Trust and By-Laws of the Trust, the investment strategy of the Trust, and the policies and determinations of the Board. Under the Sub-Advisory Agreements, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered in connection with its performance thereunder. In addition, the Trust indemnifies the Sub-Adviser and their affiliates and controlling persons ("Indemnitees") against any liabilities and expenses reasonably incurred in connection with the defense or disposition of any suit or other proceeding before any court or administrative or investigative body by reason of having acted under the Sub-Advisory Agreements, except with respect to any matter as an Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Trust (or, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful). However, no indemnification is available against liabilities or expenses arising by reason of such Indemnitee's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Indemnitee's position. Prior to the payment of any indemnification or advance payments to any Indemnitee by the Trust, certain conditions must be satisfied, which are designed to ensure that any such payment is proper under each Sub-Advisory Agreement.

         No provision of the Sub-Advisory Agreements shall be construed to protect any director or officer of the Sub-Adviser from liability in violation of Section 17(i) of the 1940 Act, which prohibits protection from liability in the event of willful misfeasance, bad faith, gross negligence, or reckless disregard of one's duties or obligations under a contract.

         EFFECTIVE DATE OF THE NEW SUB-ADVISORY AGREEMENT. If approved by a majority of the outstanding voting securities (as defined below) of the Trust, the New Sub-Advisory Agreement will become effective on December 2, 2008, and will continue in effect for two years from the date of effectiveness unless terminated sooner. Thereafter, if not terminated, the New Sub-Advisory Agreement will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees in person at a meeting called for the purpose of voting on such approval, and either: (i) the vote of a majority of the outstanding voting securities of the Trust; or (ii) the vote of a majority of the full Board of Trustees.

         TERMINATION. The Previous Sub-Advisory Agreement and New Sub-Advisory Agreement provide that each may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of a majority of the Board or by the vote of a majority of the Trust's outstanding voting securities, on 60 days' written notice to the Sub-Adviser; or (ii) the Sub-Adviser, on 60 days' written notice to the Trust. The Previous Sub-Advisory Agreement and New Sub-Advisory Agreement provide that they will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

         The Interim Agreement will continue in effect for a period of 150 days from its effective date (subject to extension only upon approval by the Board and confirmation from the staff of the SEC that it does not intend to object to such an extension), and provides that it will terminate prior to the expiration of the 150-day period upon the effective date of the New Sub-Advisory Agreement. Additionally, the Interim Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of a majority of the Board or by the vote of a majority of the Trust's outstanding voting securities, on 10 days' written notice to the Sub-Adviser; or (ii) the Sub-Adviser, on 60 days' written notice to the Trust. The Interim Agreement will terminate automatically in the event of an "assignment" (as defined in the 1940 Act).

         FEES. For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to a fee, paid by the Investment Adviser, in the amount of 0.25% of the average daily net assets of the Trust's separate investment account investing in the healthcare/biotechnology sector. As of September 30, 2008, the estimated capital of the Trust's separate investment account investing in the healthcare/biotechnology sector was $15,309,310.50.

         As a previous non-managing member of the Investment Adviser, Kilkenny shared in the profits of the Investment Adviser. As a current non-managing member of the Investment Adviser, ECM shares in the profits of the Investment Adviser. See "The Investment Adviser - Fee Information," above.

         For the fiscal year ended September 30, 2007, the Investment Adviser paid advisory fees to Kilkenny in the amount of $53,175. For the six months ended March 31, 2008, the Investment Adviser paid advisory fees to Kilkenny in the amount of $23,391.

         THERE WILL BE NO CHANGE IN THE CONTRACTUAL ADVISORY FEES PAYABLE BY THE TRUST OR THE INVESTMENT ADVISER AS A RESULT OF THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT. The New Sub-Advisory Agreement, like the Interim Agreement and the Previous Sub-Advisory Agreement, entitles the Sub-Adviser to receive management fees, paid monthly, in the amount described above.

BOARD CONSIDERATIONS

         At a meeting held in person on October 7, 2008, the Board approved the Interim Agreement and the New Sub-Advisory Agreement. In approving the Interim Agreement and the New Sub-Advisory Agreement, the Board, including each of the Independent Trustees, reviewed various written materials provided by ECM at the request of the Board and assessed (i) the nature, extent and quality of the services ECM proposes to provide to the Trust; (ii) the historical performance of ECM's investments in the healthcare/biotechnology sector relative to relevant indices; (iii) advisory fees and other fees and expenses of the Trust and the expected profitability of ECM and its affiliates with respect to its relationship with the Trust; (iv) the extent to which economies of scale would be realized as the Trust grows; and (v) whether the proposed fee levels reflect these economies of scale for the benefit of shareholders if such economies of scale are expected to be realized.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE TRUST AND AUGUSTA
--------------------------------------------------------------------------------

         In considering the nature, extent and quality of services that ECM proposes to provide to the Trust, the Board reviewed presentations from ECM relating to the staffing, management, organizational structure and investment philosophy and processes of ECM. The Board specifically considered, among other things, the professional experience and qualifications of ECM's management and analytical staff, ECM's experience in long/short equity investing, as well as ECM's familiarity with both the Trust's fund complex and the relevant compliance, supervisory and fiduciary obligations it would undertake as the sub-investment adviser to the Trust's separate investment account investing in the healthcare/biotechnology sector. The Board further considered ECM's experience investing in the healthcare/biotechnology sector and specifically considered the past experience of ECM's management as investors in healthcare/biotechnology companies and ECM's past and present experience investing in healthcare/biotechnology companies.

         Additionally, in considering the nature, extent and quality of services that ECM will provide to the Trust, the Board considered the nature, quality and scope of operations and services to date provided by ECM in connection with ECM's position as a non-managing member of Advantage Advisers Management, L.L.C., an affiliate of the Investment Adviser that serves as investment adviser to Augusta, a registered investment company in the same fund complex as the Trust. The Board noted that as a non-managing member of Advantage Advisers Management, L.L.C., ECM provides employees who serve as portfolio managers for Augusta, and that this historical and on-going relationship with ECM contributed to their evaluation of ECM's qualifications, resources and expertise to serve as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector.

         Based on its review, the Board noted its overall satisfaction with the nature, extent and quality of services that ECM has historically provided to Augusta and is expected to provide to the Trust, and concluded that the Trust will benefit from the investment management services ECM will provide to the Trust's separate investment account investing in the healthcare/biotechnology sector, including research services.

INVESTMENT PERFORMANCE OF ECM
-----------------------------

         The Board also reviewed materials relating to the performance of ECM's investments in the healthcare/biotechnology sector and compared that performance to relevant indices. The Board noted that the performance of ECM's healthcare/biotechnology investments compared favorably to relevant major U.S. equity benchmarks and that healthcare/biotechnology investments had made a significant contribution to ECM's long and short investment performance. The Board concluded that, in light of the information presented, as well as its historical experience and familiarity with ECM and its investment philosophy and processes, the retention of ECM as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare/biotechnology sector would be likely to contribute positively to the Trust's future investment performance.

ADVISORY FEES AND PROFITABILITY OF ECM
--------------------------------------

         The Board, including all of the Independent Trustees, also considered the advisory fees and current and historical expense ratios of the Trust for the services ECM will provide under the Interim Agreement and New Sub-Advisory Agreement. The Board considered that the Interim Agreement and New Sub-Advisory Agreement are identical in all material respects to the Previous Sub-Advisory Agreement (except as noted above) and that the contractual advisory fee rate payable under the Interim Agreement and the New Sub-Advisory Agreement is identical to the contractual advisory fee rate payable under the Previous Sub-Advisory Agreement and payable under the Trust's existing sub-investment advisory agreements with the sub-investment advisers responsible for the Trust's separate investment accounts investing in the banking/financial services sector and the technology sector. The Board noted that the contractual advisory fee rate payable under the Interim Agreement and the New Sub-Advisory Agreement, like the contractual advisory fee rates payable under the Previous Sub-Advisory Agreement and the Trust's existing sub-investment advisory agreements with the sub-investment advisers responsible for the Trust's separate investment accounts investing in the banking/financial services sector and the technology sector, is payable by the Investment Adviser and not by the Trust. The Board further noted that the compensation to be paid to the Investment Adviser by the Trust (a 1.25% management fee and 20% incentive allocation based on the independent investment performance of each of the Trust's separate investment accounts) would not change as a result of ECM's retention.

         The Board, including all of the Independent Trustees, concluded that the fees that would be paid to ECM under the Interim Agreement and the New Sub-Advisory Agreement were reasonable and appropriate based on comparisons to the Previous Sub-Advisory Agreement and the Trust's existing sub-investment advisory agreements with the sub-investment advisers responsible for the Trust's separate investment accounts investing in the banking/financial services sector and the technology sector. In particular, a fee comparison showed that the management fee charged (0.25% of the average daily net assets of the Trust's separate investment account investing in the healthcare/biotechnology sector) is the same as that charged by Kilkenny under the Previous Sub-Advisory Agreement and the same as that charged by the sub-investment advisers responsible for the Trust's separate investment accounts investing in the banking/financial services sector and the technology sector.

         The Board also considered the indirect benefits received by ECM and its affiliates attributable to their relationships with the Trust. The Board considered the amount of revenue that ECM could expect to receive, including contractual advisory fees and a share of the Investment Adviser's profits. The Board noted that ECM, as a non-managing member of the Investment Adviser, would be entitled to share in the Investment Adviser's profits, which include incentive allocations paid by the Trust to the Investment Adviser.

         Based on its review, the Board, including all of the Independent Trustees, concluded that the fees under the Interim Agreement and the New Sub-Advisory Agreement bear a reasonable relationship to the services provided by ECM.

OTHER BENEFITS TO ECM
---------------------

         In connection with the Board's assessment of ECM's profitability expected to be attributable to providing services to the Trust, the Board also considered that a portion of the brokerage commissions paid by the Trust are used to obtain research-related services that may benefit ECM and its affiliates. In light of the costs of providing investment management and other services to the Trust, and ECM's expressed commitment to the Trust, the Board did not consider such ancillary benefits that ECM and its affiliates will receive unreasonable.

BENEFITS FROM ECONOMIES OF SCALE
--------------------------------

         With respect to whether the Trust will benefit from economies of scale in costs associated with services that will be provided by ECM to the Trust, the Board concluded that, since economies of scale are predicated on increasing levels of assets, economies of scale are not expected to be realized upon the retention of ECM as the sub-investment adviser responsible for the Trust's separate investment account investing in the healthcare biotechnology sector.

                                      *****

         Based on the considerations described above, and in light of its fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, made the following conclusions and determinations:

         1. The nature, extent and quality of the services to be provided by ECM were adequate and appropriate;

         2. The fees to be paid to ECM are reasonable and appropriate in light of the advisory fees charged by Kilkenny under the Previous Sub-Advisory Agreement, the advisory fees charged by the sub-investment advisers to the Trust's other separate investment accounts, and the benefits to be derived by ECM and its affiliates from their relationships with the Trust;

         3. In light of a declining level of Trust assets over the past several years, economies of scale are not being realized at current asset levels and are not expected to be realized following the retention of ECM;

         4. The approval of the Interim Agreement and the New Sub-Advisory Agreement are in the best interests of the Trust and its shareholders; and

         5. The New Sub-Advisory Agreement should be submitted to the Trust's shareholders for approval, and the Board, including all of the Independent Trustees, recommends that the Trust's shareholders approve the New Sub-Advisory Agreement.

PAYMENTS TO AFFILIATES

         For the fiscal year ended September 30, 2007, and for the six months ended March 31, 2008, the Trust paid the following brokerage commissions to the following affiliated brokers.

                                                                           PERCENTAGE OF AGGREGATE
                                                                          BROKERAGE COMMISSIONS PAID
          AFFILIATED BROKER                   BROKERAGE COMMISSIONS         TO AFFILIATED BROKER
          -----------------                   ---------------------         --------------------
                                             YEAR          SIX MONTHS        YEAR         SIX MONTHS
                                            ENDED             ENDED         ENDED            ENDED
                                        SEPTEMBER 30,        MARCH 31,   SEPTEMBER 30,     MARCH 31,
                                        -------------      -----------   -------------     ---------
                                             2007             2008            2007           2008
                                             ----             ----            ----           ----
      Oppenheimer & Co. Inc.(1)            $20,214            $3,464          1.60%          0.60%
  Keefe, Bruyette & Woods, Inc.(2)         $10,644           $10,838          0.85%          1.87%
      Mainsail Group, L.L.C.(3)            $91,318           $28,597          7.24%          4.95%
--------------------------------------

         (1) Oppenheimer & Co. Inc. is an affiliate of OAM, which is a corporate parent of the managing member of the Investment Adviser.

         (2) Keefe, Bruyette & Woods, Inc. is an affiliate of KBW Asset Management, Inc., the sub-investment adviser that manages the Trust's separate investment account investing in the banking/financial services sector.

         (3) Mainsail Group, L.L.C. is an affiliate of Alkeon Capital Management, L.L.C., the sub-investment adviser that manages the Trust's separate investment account investing in the technology sector.

         The Trust pays compensation ("Shareholder Servicing Fees") to selected brokers and dealers, including Oppenheimer & Co. Inc., that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer & Co. Inc. and the brokers and dealers for the provisions of shareholder services. Shareholder Servicing Fees are payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers. Shareholder Servicing Fees during the fiscal year ended September 30, 2007 amounted to $154,016, of which $55,949 was earned by Oppenheimer & Co. Inc., and Shareholder Servicing Fees during the six months ended March 31, 2008 amounted to $77,631, of which $45,375 was earned by Oppenheimer & Co. Inc.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT


                               VOTING INFORMATION

         REQUIRED VOTE. To become effective, Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Trust (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Trust present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Trust are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the Trust. This voting requirement is referred to herein as a "majority of the outstanding voting securities." For more information, see "Voting Information - Quorum, Abstentions and Adjournments."

         RECORD DATE. Only shareholders of record at the close of business on October 7, 2008 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Trust was [ ]. All shares of the Trust will vote in the aggregate and each share will have one vote.

         You should send your proxy in by one of the following methods.

         1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.

         2. Call the toll-free number listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper Proxy Card.

         3. Log on to the website listed on the front of the enclosed Proxy Card. Have your control number (located on the signature side of the enclosed Proxy Card) available for reference. The system will prompt you with instructions on how to vote. Do not mail the paper Proxy Card.

         In accordance with Section 3806 of the Delaware Statutory Trust Act, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means.

         QUORUM, ABSTENTIONS AND ADJOURNMENTS. A quorum is constituted with respect to the Trust by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of an "AGAINST" vote for purposes of obtaining the requisite approval of Proposal 1.

         In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

         For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

     o all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

     o    abstentions and broker non-votes as to such proposals.

     The persons named as proxies will vote the following shares against adjournment:

     o all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

     A shareholder vote may be taken with respect to the Trust on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

         REVOCATION OF PROXY. Any shareholder giving a proxy may revoke it at any time prior to its exercise by delivering to the Trust a written revocation or a duly executed proxy bearing a later date or by notifying the Trust at any time before his or her proxy is voted that he or she will be present at the Meeting and wishes to vote in person. In addition, a shareholder can notify the Trust of revocation by calling 1-800-628-8510. Proxies given by telephone or over the internet may be revoked at any time before they are voted in the same manner as proxies given by mail. Please note: being present at the Meeting alone does not revoke a previously executed and returned proxy.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of September 30, 2008 certain Trustees and the Investment Adviser, and all Trustees and officers of the Trust as a group, held of record shares of the Trust indicated on the following chart. This information is based upon information received from or on behalf of the individuals or entities named below. The address for all persons listed on the following chart is Advantage Advisers Multi-Sector Fund I, c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166. To the Trust's knowledge, as of September 30, 2008, there were no shareholders owning of record or beneficially 5% or more of the outstanding shares of the Trust. All shares indicated on the following chart are held directly by the beneficial owner thereof.

                                                         AMOUNT
                                                     OF BENEFICIAL   PERCENT OF
TITLE OF CLASS        NAME OF BENEFICIAL OWNER         OWNERSHIP        CLASS
--------------        ------------------------         ---------        -----

Common Shares           Investment Adviser           5,937 shares         *
Common Shares             Bryan McKigney             3,409 shares         *
Common Shares    Trustees and officers as a group    3,409 shares         *

----------
*  Less than one percent.

                                  OTHER MATTERS

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, and the Board is not aware of such matter a reasonable period of time prior to the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Trust.

ANNUAL AND SEMI-ANNUAL REPORTS

         SHAREHOLDERS MAY RECEIVE A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2007, AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 2008, WITHOUT CHARGE BY CONTACTING THE TRUST AT 1-800-441-9800, OR WRITING TO THE TRUST, C/O OPPENHEIMER ASSET MANAGEMENT, 200 PARK AVENUE, 24TH FLOOR, NEW YORK, NEW YORK 10166. WHEN IT BECOMES AVAILABLE, SHAREHOLDERS MAY RECEIVE A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2008 WITHOUT CHARGE BY CONTACTING THE TRUST IN THE SAME MANNER DESCRIBED ABOVE.

SHAREHOLDER PROPOSALS

         The Trust does not hold annual meetings. Pursuant to SEC rules, shareholders wishing to submit proposals for inclusion in a proxy statement for the Trust's next meeting of shareholders must submit such proposals a reasonable time before the Trust begins to print and mail the proxy materials for such meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the Securities Exchange Act of 1934. Because the Trust does not hold regular meetings of shareholders, no anticipated date for the next meeting can be provided. Any shareholder wishing to present a proposal for inclusion in the proxy materials for the next meeting of the shareholders should submit such proposal to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166.

COMMUNICATION WITH THE BOARD

         The Board, including all of the Independent Trustees, has adopted a policy that any communications by shareholders intended for the Board should be sent to the Trust at the address listed on the first page hereof and, if management deems it appropriate, it will forward any such communication to the Board (or applicable Trustee) or disclose it to the Board (or Trustee) at its next regular meeting.

APPRAISAL RIGHTS

         As a shareholder, you will not have appraisal rights in connection with Proposal 1.

RESULTS OF VOTING

         Shareholders will be informed of the voting results of the Meeting in the Trust's next semi-annual report, which will be sent to shareholders on or before May 30, 2009.

EXPENSES

         The Trust will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures. In connection with its services for soliciting proxies, D.F. King & Co., Inc. is being paid a fee of $1,000 plus costs by the Trust and is being reimbursed by the Trust for certain out-of-pocket expenses related to its services.

HOUSEHOLDING

         Only one Proxy Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. The Trust will deliver promptly upon request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Trust that they would like to receive a separate copy of the Proxy Statement by submitting a request in writing to the Trust at: c/o Oppenheimer Asset Management Inc., 200 Park Avenue, 24th Floor, New York, New York 10166, or via telephone at (212) 667-4225. Shareholders sharing an address and receiving multiple copies of Proxy Statements may request to receive a single copy by contacting the Trust as set forth above.


                             ADDITIONAL INFORMATION

         ADMINISTRATOR. PNC Global Investment Servicing, which is located at 4400 Computer Drive, Westborough, Massachusetts 01581, is the administrator for the Trust.

         PRINCIPAL DISTRIBUTOR. Oppenheimer & Co. Inc., which is located at 200 Park Avenue, 24th Floor, New York, New York 10166, currently acts as the principal distributor for the Trust.

                   ANNEX 1: TRUSTEES AND OFFICERS OF THE TRUST


INDEPENDENT TRUSTEES OF THE TRUST

         The following persons are the Independent Trustees of the Trust. No Independent Trustee of the Trust is an officer, employee, director, general partner or shareholder of the Investment Adviser or ECM and no Independent Trustee owns securities or has any other material interest in ECM.

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                    IN
 NAME, AGE, ADDRESS(1)                                                                              FUND
         AND             TERM OF OFFICE                                                          COMPLEX
  POSITION(S) WITH THE    AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OVERSEEN BY
          TRUST            TIME SERVED      OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE      TRUSTEE
------------------------------------------------------------------------------------------------------------
Luis Rubio, 53             Indefinite;   Dr. Rubio is President of Centro de Investigation           4
                              Since      Para el Desarrollo, A.C. (Center of Research
Trustee                      May 2003    Development) (2000 to present) and a Director of the
                                         same organization (1984 to 2000); Adjunct Fellow of
                                         the Center for Strategic and International Studies;
                                         Director of The India Fund, Inc. and The Asia Tigers
                                         Fund, Inc.  He is also Director of Advantage Advisers
                                         Technology Partners, L.L.C. and certain other
                                         offshore private investment funds administered by
                                         OAM, which are affiliates.  Dr. Rubio is also a
                                         director of Empresas Ica SA de CV, a Mexican
                                         construction company (since 2006).

Janet L. Schinderman, 57   Indefinite;   Ms. Schinderman is an education consultant and              4
                              Since      specializes in international relations, board
Trustee                      May 2003    management and initiating special projects; she
                                         had been Associate Dean for Special Projects and
                                         Secretary to the Board of Overseers at Columbia
                                         Business School of Columbia University (1990
                                         to 2006) and Executive Assistant to the President of
                                         Illinois Institute of Technology (1987 to 1990).
                                         She also serves as an independent director for a
                                         registered investment company of The Central
                                         Park Group.

Lawrence Becker, 53        Indefinite;   Mr. Becker is a private investor in real estate             4
                              Since      management concerns.  From February 2000 through June
Trustee                    October 2003  2003, he was Vice President -  Controller/Treasurer
                                         for National Financial Partners, which specializes in
                                         financial services distribution.  Prior to that, Mr.
                                         Becker was a Managing Director - Controller/Treasurer
                                         of Oppenheimer Capital (which is not affiliated with
                                         Oppenheimer Asset Management, Inc.) and its Quest for
                                         Value Funds.  Mr. Becker is a licensed certified
                                         public accountant.  Mr. Becker serves as the
                                         treasurer of The France Growth Fund, Inc.  Mr. Becker
                                         is also Director of The Asia Tigers Fund, Inc. and
                                         The India Fund, Inc.

Jesse H. Ausubel, 57       Indefinite;   Mr. Ausubel serves as a director for the Richard            4
                              Since      Lounsbery Foundation and the Program for the Human
Trustee                     July 2006    Environment.  He is also a Senior Research Associate
                                         at The Rockefeller University. He is a Program
                                         Director for the Alfred P. Sloan Foundation and an
                                         Adjunct Scientist at the Woods Hole Oceanographic
                                         Institution.

James E. Buck, 72          Indefinite;   Mr. Buck retired in 2002 as Senior Vice President and       4
                              Since      Secretary of the New York Stock Exchange, Inc. (the
Trustee                     July 2006    "Exchange") and the subsidiaries of the Exchange,
                                         including the NYSE Foundation.  Mr. Buck serves as
                                         the lead director for the Advantage Advisers funds.

--------------------------
(1) The address of each Independent Trustee is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.

INTERESTED TRUSTEE

         The following person is an Interested Trustee of the Trust. The Interested Trustee of the Trust is not an officer, employee, director, general partner or shareholder of ECM and the Interested Trustee neither owns securities nor has any other material interest in ECM.

                             TERM OF                                                             NUMBER OF
  NAME, AGE, ADDRESS AND     OFFICE                                                            PORTFOLIOS IN
   POSITION(S) WITH THE    AND LENGTH        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       FUND COMPLEX
          TRUST              OF TIME             OTHER DIRECTORSHIPS HELD BY TRUSTEE            OVERSEEN BY
                             SERVED                                                               TRUSTEE
---------------------------------------------------------------------------------------------------------------
Bryan McKigney*, 50         Indefinite     Mr. McKigney is a Senior Managing Director and the          4
                              term as      Chief Administrative Officer of Oppenheimer Asset
c/o Oppenheimer Asset     Trustee; Since   Management Inc.  He has been in the financial
Management Inc.             December 1,    services industry since 1981 and has held various
200 Park Avenue,               2004.       management positions at Canadian Imperial Bank of
New York, NY  10166        One year term   Commerce (1993-2003) and the Chase Manhattan Bank
                           as President    N.A. (1981-1993).
Trustee, President and    and CEO; Since
CEO                        September 23,
                               2004.

-------------------------

* "Interested person" of the Trust as defined in the 1940 Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Trust and as a Managing Director and the Chief Administrative Officer of OAM, which is a corporate parent of the managing member of the Investment Adviser.


TRUST OFFICERS

         The following persons are officers of both the Trust and OAM, a corporate parent of the managing member of the Investment Adviser. No officer of the Trust is an officer, employee, director, general partner or shareholder of ECM or owns securities or has any other material interest in ECM.

                                                                                                NUMBER OF
                             TERM OF                                                          FUNDS IN FUND
                             OFFICE                                                            COMPLEX FOR
NAME, ADDRESS(1), AGE AND  AND LENGTH                                                            WHICH
  POSITION(S) WITH THE        OF                     PRINCIPAL OCCUPATION(S)                   POSITION IS
        TRUST(2)          TIME SERVED                 DURING PAST 5 YEARS                          HELD
---------------------------------------------------------------------------------------------------------------
Vineet Bhalla, 48           One year;   Mr. Bhalla has been a Senior Vice President at               4
                            Since July  Oppenheimer Asset Management since May 2005.  From
Chief Financial Officer     27, 2005.   July 2002 to May 2005, he was an Assistant Vice
                                        President at Zurich Capital Markets, Inc, a Director
                                        of the Client Service Group at GlobeOp Financial
                                        Services, and a Senior Consultant at Capital Markets
                                        Company.  Prior to that, he was a Vice President at
                                        BlackRock Financial Management since June 1999.  Mr.
                                        Bhalla is a Certified Public Accountant.  He
                                        graduated with an MBA from Saint Mary's University,
                                        Halifax, Canada in 1986.

Stephen C. Beach, 55        One year;
                           Since March  Since February 2005, Mr. Beach has been the Chief            4
Chief Compliance Officer    18, 2005.   Compliance Officer for Oppenheimer Asset
                                        Management.  Prior to that, he had his own law firm
                                        with a focus on mutual funds, investment advisers
                                        and general securities law, beginning in 2001.  Mr.
                                        Beach obtained an LL.M. in Taxation at Temple
                                        University School of Law during the period 1999-2001.

Deborah Kaback, 57          One year;   Ms. Kaback has been a Senior Vice President at               4
                            Since July  Oppenheimer Asset Management since June 2003.  She
Chief Legal Officer and     23, 2003.   was Executive Director of CIBC World Markets Corp.
Vice President                          from July 2001 through June 2003.  Prior to that,
                                        she was Vice-President and Senior Counsel of
                                        Oppenheimer Funds, Inc. from November 1999 through
                                        July 2001. She also served as Senior Vice President
                                        and Deputy General Counsel at Oppenheimer Capital
                                        from April 1989 through November 1999.

Bryan McKigney, 50           One year   Mr. McKigney is a Senior Director and the Chief              4
                             term as    Administrative Officer of Oppenheimer Asset
President, CEO and          President   Management Inc.  He has been in the financial
Trustee                      and CEO;   services industry since 1981 and has held various
                              Since     management positions at Canadian Imperial Bank of
                            September   Commerce (1993-2003) and the Chase Manhattan Bank
                            23, 2004.   N.A. (1981-1993).

                            Indefinite
                             term as
                             Trustee;
                              Since
                           December 1,
                              2004.

         (1) The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.

         (2) Officers are not compensated by the Trust.

                                   APPENDIX A
                                   ----------

                        SUB-INVESTMENT ADVISORY AGREEMENT

This AGREEMENT, dated ______________, 2008, is by and between Advantage Advisers Multi-Sector Fund I, a Delaware business trust (the "Fund"), Advantage Advisers, L.L.C., a Delaware limited liability company (the "Investment Adviser"), and Eden Capital Management Partners, L.P., a Texas limited partnership (the "Sub-Adviser");

         WHEREAS, the Investment Adviser has agreed to furnish investment advisory services to the Fund, a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Fund has heretofore filed a Registration Statement on Form N-2 with the Securities and Exchange Commission (the "SEC") (as amended or supplemented from time to time, the "Registration Statement") which includes a prospectus (the "Prospectus") and a statement of additional information (the "Statement of Additional Information");

         WHEREAS, the Investment Adviser and the Fund each wish to retain the Sub-Adviser to provide the Investment Adviser and the Fund with certain sub-advisory services as described below in connection with Investment Adviser's advisory activities on behalf of the Fund;

         WHEREAS, the investment advisory agreement between the Investment Adviser and the Fund dated April 25, 2003 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Fund is referred to herein as the "Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Fund to one or more sub-advisers pursuant to one or more sub-investment advisory agreements agreeable to the Fund and approved in accordance with the provisions of the 1940 Act; and

         WHEREAS, this agreement has been approved in accordance with the provisions of the 1940 Act and the Sub-Adviser is willing to provide such services upon the terms and conditions herein set forth;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

         Section 1. GENERAL. The Investment Adviser and the Fund hereby appoint the Sub-Adviser to act as sub-adviser with respect to the healthcare/biotechnology Separate Investment Account (as defined in the Prospectus) and the Sub-Adviser accepts such appointment and agrees, all as fully set forth herein, to act as a sub-adviser to the Fund with respect to the investment of the healthcare/biotechnology Separate Investment Account's assets and to supervise and arrange for the day-to-day operations of the healthcare/biotechnology Separate Investment Account and the purchase of securities for and the sale of securities held in the healthcare/biotechnology Separate Investment Account.

         Section 2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENT OF ASSETS OF THE FUND. Subject to the succeeding provisions of this
Section 2 and the oversight and supervision of the Investment Adviser and subject to the direction and control of the Fund's Board of Trustees, the Sub-Adviser shall:

                  (a) act as investment adviser for, and invest and reinvest, the healthcare/biotechnology Separate Investment Account's assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the healthcare/biotechnology Separate Investment Account and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund, subject to the oversight and supervision of the Investment Adviser and to the direction and control of the Fund's Board of Trustees; (b) supervise continuously the investment program of the healthcare/biotechnology Separate Investment Account and the composition of its investment portfolio;

                  (c) arrange, subject to the provisions of Section 4 hereof, for the purchase and sale of securities and other assets held in the healthcare/biotechnology Separate Investment Account; and

                  (d) provide, or arrange to have provided, investment research to the Fund.

         Section 3. [Reserved].

         Section 4. COVENANTS. In the performance of its duties under this Agreement, the Sub-Adviser shall at all times:

                  (a) Conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the SEC; (ii) any other applicable provisions of law; (iii) the provisions of the Amended and Restated Agreement and Declaration of Trust and By-laws of the Fund, as such documents may be amended from time to time; (iv) the investment strategy and investment policies of the Fund as set forth in the Registration Statement; and (v) any policies and determinations of the Board of Trustees of the Fund as communicated in writing to the Sub-Adviser.

                  (b) Without limiting the generality of paragraph (a) hereof, the Sub-Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Consistent with this principle, the Sub-Adviser may place brokerage orders with brokers (including affiliates of the Fund) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, PROVIDED that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Fund's securities be purchased from or sold to the Investment Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.

                  (c) Maintain books and records with respect to the healthcare/biotechnology Separate Investment Account's securities transactions and will render to the Investment Adviser and the Board of Trustees such periodic and special reports as they may request.

                  (d) Keep the Fund and the Investment Adviser informed of developments materially affecting the healthcare/biotechnology Separate Investment Account and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose. The Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment

Adviser may direct, information concerning the purchase and sale of securities for the healthcare/biotechnology Separate Investment Account, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected,
(iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement.

                  (e) Will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and pertaining to the Fund's prior, current or potential shareholders with respect to their investment in the Fund, in a manner consistent with the Privacy Notification Policy of the Fund set forth in the Registration Statement (as amended or supplemented from time to time) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

                  (f) Will do and perform any such further acts and things related to the management of the healthcare/biotechnology Separate Investment Account or the performance of any other duty, obligation or agreement hereunder as the Investment Adviser may from time to time reasonably request.

                  (g) If any of its affiliates conducts a commercial banking operation, (i) it will maintain a policy and practice of conducting its investment advisory services hereunder independently of said commercial banking operations and (ii) when it makes investment recommendations for the healthcare/biotechnology Separate Investment Account, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the healthcare/biotechnology Separated Investment Account are customers of the commercial department of its affiliates.

         Section 5. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, manager, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; PROVIDED, HOWEVER, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

         Section 6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 7. AGENCY CROSS TRANSACTIONS. From time to time, the Sub-Adviser or brokers or dealers affiliated with it may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of any advisory client and retain commissions from one or both parties to the transaction without the advisory client's consent. This is because in a situation where the Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Sub-Adviser or an affiliate is receiving commissions from both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Sub-Adviser's part regarding the advisory client. The SEC has adopted a rule under the Advisers Act, which permits the Sub-Adviser, or its affiliates to participate on behalf of an Account in agency cross transactions if the advisory client has given written consent in advance. By execution of this Agreement, the Fund authorizes the Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account. The Fund may revoke its consent at any time by written notice to the Sub-Adviser.

         Section 8. EXPENSES. During the term of this Agreement, the Sub-Adviser will bear all costs and expenses of its employment and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of the Sub-Adviser.

         Section 9. COMPENSATION OF THE INVESTMENT ADVISER. As compensation for all services rendered by the Sub-Adviser hereunder, the Investment Adviser, from the "Management Fee" (as defined in the Advisory Agreement), will pay the Sub-Adviser an amount equal to 0.25% of the average daily net assets of the healthcare/biotechnology Separate Investment Account. Such fee will be due and payable by the Investment Adviser in arrears within ten business days after the receipt thereof from the Fund.

         Section 10. INDEMNITY.

                  (a) The Fund hereby agrees to indemnify the Sub-Adviser, and each of the Sub-Adviser's members, managers, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Adviser's request as director, officer, partner, member, trustee or the like of another entity) (each such person being an "Indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee's action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee has no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee's position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee's action was in the interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Trustees of the Fund.

                   (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum consisting of trustees of the Fund who are neither "interested persons' of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

                  The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

         Section 11. LIMITATION ON LIABILITY.

                  (a) The Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or by the Fund in connection with the performance of this Agreement, except a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in Section
5.4 of Article V of the Amended and Restated Agreement and Declaration of Trust of the Fund, this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or shareholders of the Fund individually, but bind only the estate of the Fund.

         Section 12. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof, and unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months; PROVIDED that such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund's Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Sub-Adviser 60 days' written notice (which notice may be waived by the Sub-Adviser); PROVIDED that such termination by the Fund shall be directed or approved by the vote of a majority of the Trustees of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Adviser on 60 days' written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the meanings provided such terms in the 1940 Act and the rules thereunder.)

         Section 13. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

         Section 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

         Section 15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

         Section 16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

         Section 17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

         Section 18. NOTICE OF CHANGE IN MEMBERSHIP. The Sub-Adviser will notify the Investment Adviser and the Fund of any change in the membership of the Sub-Adviser within a reasonable time after such change.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.


                                         ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                                         By:
                                              ---------------------------
                                              Name:
                                              Title:



                                         ADVANTAGE ADVISERS, L.L.C.

                                         By:
                                              ---------------------------
                                              Name:
                                              Title:



                                         EDEN CAPITAL MANAGEMENT PARTNERS, L.P.

                                         By:
                                              ---------------------------
                                              Name:
                                              Title:

                                 [FORM OF PROXY]

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

               PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF TRUSTEES FOR
               SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 2, 2008

         The undersigned hereby appoints Bryan McKigney and Deborah Kaback, jointly and severally, as proxies, with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in Advantage Advisers Multi-Sector Fund I (the "Trust") held of record by the undersigned at the close of business on October 7, 2008 at the Special Meeting of Shareholders of the Trust to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on December 2, 2008 at 10:00 a.m., New York time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement dated October 20, 2008.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


1. TO APPROVE THE NEW SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE TRUST, EDEN CAPITAL MANAGEMENT PARTNERS, L.P. AND ADVANTAGE ADVISERS, L.L.C.

         PLACE AN "X" IN ONE BOX.

                 FOR                AGAINST                ABSTAIN
                 [ ]                  [ ]                    [ ]

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR CALL THE TOLL-FREE NUMBER LISTED ON YOUR PROXY CARD TO VOTE BY PHONE OR LOG ON TO THE WEBSITE LISTED ON YOUR PROXY CARD TO VOTE OVER THE INTERNET. (HAVE YOUR CONTROL NUMBER (LOCATED ON THE SIGNATURE SIDE OF THE ENCLOSED PROXY CARD) AVAILABLE FOR REFERENCE). IF YOU VOTE BY PHONE OR OVER THE INTERNET, DO NOT MAIL THE PAPER PROXY CARD UNLESS YOU WISH TO CHANGE YOUR VOTE.

         If this proxy is properly executed and received by the Trust prior to the meeting, the interests in the Trust represented hereby will be voted in the manner directed above. IF THIS PROXY IS EXECUTED AND THE MANNER OF VOTING IS NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT AMONG THE TRUST, EDEN CAPITAL MANAGEMENT PARTNERS, L.P. AND ADVANTAGE ADVISERS, L.L.C. THE NAMED PROXIES ARE ALSO AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING OR ANY ADJOURNMENTS THEREOF.

Please date and sign below exactly as your name appears on this proxy. Executors, administrators, trustees, etc. should give full title. IF INTERESTS IN THE TRUST ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.


-----------------------------
Name of Shareholder
(exactly as it appears on your account statement)


-----------------------------
Authorized Signature
Title:


-----------------------------
Authorized Signature
Title:


Date:_________________________

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your Proxy Card properly.

1.   Individual Accounts:   Sign your name exactly as it appears on your account
                            statement.

2.   All Other Accounts:    The capacity of the individuals signing the Proxy
                            Card should be indicated unless it is reflected in the form of registration.

For example:   for Corporate Accounts or Government Accounts

REGISTRATION                                        VALID SIGNATURE
------------------------------------------------    ----------------------------

(1)  ABC Corp                                       John Doe, Treasurer
(2)  ABC Corp c/o John Doe, Treasurer               John Doe
(3)  ABC Corp., Profit Sharing Plan                 John Doe, Trustee

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                        3 EASY WAYS TO VOTE YOUR BALLOT:
                        --------------------------------


                  VOTING ON THE INTERNET                             VOTING BY PHONE
                  ----------------------                             ---------------
o Read the Proxy Statement and have this card at     o Read the Proxy Statement and have this card at
  hand                                                 hand
o Log on to www.2voteproxy.com                       o Call toll-free at 1-800-830-3542.
o Enter the control number shown on this Proxy       o Enter the control number shown on this Proxy Card
  Card and follow the on-screen instructions           and follow the recorded instructions
o Do NOT mail this Proxy Card                        o Do NOT mail this Proxy Card
     ---                                                  ---


                      VOTING BY MAIL
                      --------------
o Read the Proxy Statement
o Check the appropriate boxes on this Proxy Card
o Sign and date this Proxy Card
o Mail your completed Proxy Card in the enclosed
  envelope


                  PLEASE DO NOT VOTE USING MORE THAN ONE METHOD
        DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET OR TELEPHONE


      Only properly-executed proxies received before the Special Meeting of Shareholders to be held on December 2, 2008 at 10:00 a.m., New York time, will be voted at the Meeting or any adjournment thereof, in accordance with the instructions marked thereon or as otherwise provided therein.